March 30, 2006

Supplement

SUPPLEMENT DATED MARCH 30, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The second and third paragraphs of the section of the Prospectus titled ‘‘Portfolio Management’’ are hereby replaced by the following:

The Portfolio is managed by members of the U.S. Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser, and Sam G. Chainani and Alexander Norton, Executive Directors of the Investment Adviser.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since May 1997 and began managing the Portfolio in March 2006. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since May 1993 and began managing the Portfolio in March 2006. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since July 1996 and began managing the Portfolio in March 2006. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since July 2000 and began managing the Portfolio in March  2006.

Mr. Lynch is the lead portfolio manager. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR EQ 03/06